Exhibit 10.2

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (the "Third Amendment" or this "Amendment") is made as of January 26, 2016 (the "Effective Date"), by and between First Foundation Inc., a Delaware corporation, First Foundation Advisors (“FFA”), a California corporation, First Foundation Bank, a California corporation (collectively the “Employer”), and John M. Michel ("Executive"), with reference to the following:

RECITALS

WHEREAS, Employer and Executive are parties to that certain Employment Agreement dated as of December 31, 2009 (the "Employment Agreement"); which amended and restated a certain employment agreement made as of September 17, 2007; which was subsequently amended on December 31, 2012 and August 31, 2013; and

WHEREAS, FFB conducts a banking business, FFA is engaged in the business of providing investment management, wealth management and advisory services primarily to high net worth individuals, and both FFB and FFA are wholly-owned subsidiaries of First Foundation Inc. (“Parent”), which, through its subsidiaries (collectively “Affiliates”), provides commercial banking, investment management, wealth management, advisory services, trust services and other financial services to the public.

WHEREAS, Employer and Executive desire to amend the Employment Agreement in the manner and to the extent set forth hereinafter.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and with the intent to be legally bound hereby, Employer and Executive agree as follows:

1. Amendment to Section 4. The second sentence of Section 4 of the Employment Agreement, entitled "Term" is hereby amended to read in its entirety as follows:

“The expiration date of the Term of the Agreement is hereby extended to December 31, 2018.”

IN WITNESS WHEREOF, this Amendment has been executed by Employer and by Executive as of the date first above written.

Signature page follows

EMPLOYER:

FIRST FOUNDATION BANK	FIRST FOUNDATION INC.

By:	/s/ Scott Kavanaugh	By:	/s/ Scott Kavanaugh
Name:	Scott Kavanaugh	Name:	Scott Kavanaugh
Title:	Chief Executive Officer	Title:	Chief Executive Officer

FIRST FOUNDATION ADVISORS

By:	/s/ John Hakopian
Name:	John Hakopian
Title:	President

/s/ John M. Michel
Name:	John M. Michel

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